                                                                    EXHIBIT 23.5


                      [Letterhead of Klayman & Korman, LLC]



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      We consent to the incorporation by reference in this registration statement on Form S-3 of our report dated February 3, 1999, on our review of the financial statements of Infinity Terrace, L.L.C. We also consent to the reference to our firm under the caption "Experts".


      /s/ Klayman & Korman, LLC


      Chicago, Illinois
      January 11, 2000